                                                                                                       EXHIBIT (10.6)

EASTMAN KODAK COMPANY

Administrative Guide for the 2006-2007 Performance Cycle
of the Leadership Stock Program
under Article 7 (Performance Awards) of the
2005 OMNIBUS LONG-TERM COMPENSATION PLAN

    ARTICLE 1.  INTRODUCTION                                                                                                                                              2
    ARTICLE 2.  DEFINITIONS                                                                                                                                                    4
    ARTICLE 3.  PARTICIPATION                                                                                                                                             7
    ARTICLE 4.  FORM OF AWARDS                                                                                                                                       8
            ARTICLE 5.  AWARD ALLOCATION                                                         9
    ARTICLE 6.  ESTABLISING PERFORMANCE FACTORS                                           10
    ARTICLE 7.  DETERMINATION OF EARNED AWARDS                                                                                              12
    ARTICLE 8.  PRECONDITIONS TO RECEIPT OF AN EARNED AWARD                                                                13
    ARTICLE 9.  PAYMENT OF AWARDS                                                                                                                              16
    ARTICLE 10.  DIVIDEND EQUIVALENTS                                                                                                                        17
    ARTICLE 11.  MISCELLANEOUS                                                                                                                                       19
    EXHIBIT A - TARGET ALLOCATION RANGE (SECTION 5.1)                                                                                    21
    EXHIBIT B - PERFORMANCE GOAL (SECTION 6.2) AND PERFORMANCE FORMULA (SECTION 6.3)       21

As amended 01-01-2009

EASTMAN KODAK COMPANY

Administrative Guide for the 2006-2007 Performance Cycle
of the Leadership Stock Program
under Article 7 (Performance Awards) of the
2005 Omnibus Long-Term Compensation Plan

 ARTICLE 1.  INTRODUCTION

1.1           Background

Under Article 7 (Performance Awards) of the 2005 Omnibus Long-Term Compensation Plan (the “Plan”), the Executive Compensation and Development Committee of Kodak’s Board of Directors (the “Committee”) may, among other things, award the opportunity to earn shares of Common Stock to those Participants as the Committee in its discretion may determine, subject to such terms, conditions and restrictions as it deems appropriate.  This Administrative Guide was originally adopted by the Committee at its March 27, 2006 meeting, and was amended and restated by the Committee at its October 17, 2006 meeting, effective January 1, 2006.

1.2           Purpose

This Administrative Guide governs the Committee’s grant of Awards under Article 7 of the Plan pursuant to a subprogram that is hereinafter referred to as the “Leadership Stock Program,” to be effective as of January 1, 2006, by which the Committee will award the opportunity to earn shares of Common Stock for the Cycle to (a) all executives employed by Kodak world-wide in wage grades 48 and higher, and (b) certain designated senior-level executives employed by Kodak Subsidiaries, with the objectives of improving the relationship between controllable performance and realized compensation and enhancing the focus on long-term operating goals.  It is expected that improvement in these areas will have a corollary effect upon the price of the Common Stock.

In addition, this Administrative Guide is intended to establish those requirements necessary to ensure that the Cycle’s Awards will be treated as performance-based compensation for the purposes of Section 162(m) of the Code.  These requirements include establishment of the Cycle’s Performance Criteria, performance goals under the Performance Criteria and Performance Formula.

1.3           Administration

The Leadership Stock Program shall be administered by the Committee.  The Committee is authorized to issue this Administrative Guide and to make changes in this Administrative Guide as it from time to time deems proper. The Committee is authorized to interpret and construe the

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

Leadership Stock Program and this Administrative Guide, to prescribe, amend, and rescind rules and regulations relating to each, and to make all other determinations necessary, appropriate or advisable for the administration of the Leadership Stock Program.  If there are any inconsistencies between the terms of this Administrative Guide and the terms of the Plan, the terms of the Plan will control. Any determination by the Committee in carrying out, administering or construing the Leadership Stock Program will be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.  The Committee is authorized to suspend or terminate the Leadership Stock Program, at any time, for any reason, with or without prior notice.  Notwithstanding any provision herein to the contrary, the Company's Director, Human Resources is authorized to round fractional shares arising in any way under the Plan either up or down with respect to any or all Participants, for ease of administration or some other reasonable purpose.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 2.  DEFINITIONS

Any defined term used in this Administrative Guide, other than those set forth in this Article 2 or defined within another Article of this Administrative Guide, will have the same meaning for purposes of this document as that ascribed to it under the terms of the Plan.

2.1           Approved Reason

“Approved Reason” means, with regard to all Participants other than a Participant who is subject to Section 16 of the Exchange Act or a Covered Employee, a reason for terminating employment which, in the opinion of the CEO, is in the best interests of the Company.  With regard to a Participant who is subject to Section 16 of the Exchange Act or is a Covered Employee, “Approved Reason” means a reason for terminating employment which, in the opinion of the Committee, is in the best interests of the Company.

2.2           Award Payment Date

“Award Payment Date” is the date payment of an Award in the form of shares of Common Stock is credited to the Participant’s account with Kodak’s transfer agent pursuant to Section 9.3.

2.3	Cycle

“Cycle” or “Performance Cycle” means the two-year period commencing on January 1, 2006 and ending December 31, 2007.

2.4           Digital Earnings from Operations

"Digital Earnings from Operations" or "DEFO" means, as calculated in accordance with generally accepted accounting principles consistently applied, total earnings of the Company's digital strategic product groups included within segment earnings from continuing operations, before (i) interest, (ii) other income (charges), net, and (iii) income taxes.

2.5           Enrollment Period

“Enrollment Period” means the single period of consecutive days, designated by the Committee.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

2.6           Interest Rate

Intentionally Omitted

2.7           Joint Venture

“Joint Venture” means a corporation or other business entity in which the Company has an ownership interest of fifty percent (50%).

2.8           Participant Account

“Participant Account” means the account established by the Company for each Participant who is granted an Award under the Leadership Stock Program to record and account for the grant of the Award and any dividend equivalents that are to be credited to the Account pursuant to Article 10, until such time as the balance in the Account is paid, canceled, forfeited or terminated, as the case may be.

2.9           Performance Criteria

“Performance Criteria” means, with respect to the Leadership Stock Program, the criteria of Digital Earnings from Operations that will be used to establish the Performance Goal for the Performance Cycle, as described in Article 6.

2.10	Performance Cycle

“Performance Cycle” has the meaning specified in Section 2.3.

2.11         Performance Goal

“Performance Goal” means, with respect to the Performance Cycle of the Leadership Stock Program, the goal based upon the Performance Criteria and established by the Committee, as more particularly described in Article 6.

2.12         Target Allocation

“Target Allocation” means, for the Performance Cycle of the Leadership Stock Program, the target allocation amount, expressed as a number of units of Common Stock, allocated to a Participant prior to the start of the Performance Cycle pursuant to Section 5.2.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

2.13         Target Allocation Range

“Target Allocation Range” has the meaning, for the Performance Cycle of the Leadership Stock Program, set forth in Section 5.1.

2.14         Unit

“Unit” means a bookkeeping entry used by the Company to record and account for the amount of an Award granted to a Participant and any dividend equivalents that are to be credited to the Participant’s Account pursuant to Article 10, even though such Award and dividend equivalents have not yet been earned, until such time as the balance in the Account is paid, canceled, forfeited, or terminated, as the case may be.  Units are expressed in terms of one Unit being the equivalent of one share of Common Stock.

2.15         Vesting Date

“Vesting Date” shall mean the date that is one (1) year following the end of the Performance Cycle, except that the Vesting Date may be an earlier date with respect to any particular Participant under the circumstances described in Section 8.2  (Death, Disability, Retirement or Termination for an Approved Reason) and 8.4 (Divestiture to an Unrelated Third Party) below.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 3.  PARTICIPATION

3.1           In General

The Participants who are eligible to participate in this Cycle of the Leadership Stock Program are those executives who, as of the first day of the Cycle, are either employed by Kodak world-wide in wage grades 48 and higher, or are senior-level executives employed by Kodak Subsidiaries.  The CEO will make recommendations for participation for this Cycle of the Leadership Stock Program from among those eligible Participants.  Participants for this Cycle of the Leadership Stock Program will be designated by the Committee from those recommended by the CEO.  A schedule of such Participants is maintained by Kodak’s Worldwide Total Compensation Group.

3.2           New Participants

No person may become eligible to participate in this Cycle of the Leadership Stock Program after the first day of the Cycle, whether as a result of a job change or otherwise.

3.3           Termination of Participation

A Participant’s participation in this Cycle of the Leadership Stock Program is subject to immediate termination upon the Participant’s termination of employment from the Company.  In the case of the Participant’s termination of employment on or before the Vesting Date, the Participant will no longer be eligible to receive an Award for the Cycle and consequently, will forfeit any and all rights to receive payment on account of an Award for the Cycle, except as specified in Section 8.2  (Death, Disability, Retirement or Termination for an Approved Reason), Section 8.3 (Divestiture to a Joint Venture) and Section 8.4 (Divestiture to an Unrelated Third Party).

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 4.  FORM OF AWARDS

4.1           Form of Awards

Awards granted under the Leadership Stock Program provide Participants with the opportunity to earn shares of Common Stock, subject to the terms and conditions contained in this Administrative Guide and the Plan.  Each Award granted under the Leadership Stock Program shall be expressed as a fixed number of Units that will be equivalent to an equal number of shares of Common Stock.  The fixed number of Units that are allocated to a Participant by the Committee prior to the start of the Performance Cycle is referred to herein and in the Plan as the Target Allocation.

4.2           Participant Account

The Company will establish a Participant Account for each Participant who is granted an Award.

4.3           Participant’s Account Unfunded

The maintenance of individual Participant Accounts is for bookkeeping purposes only; the Units recorded in the account are not actual shares of Common Stock.  The Company will not reserve or otherwise set aside any Common Stock for or to any Participant Account.  No Participant shall have the right to exercise any of the rights or privileges of a shareholder with respect to the Units credited to his or her Participant Account.  As more specifically described in Article 11, until the Committee has certified the Award earned by a Participant pursuant to the procedure referred to in Article 7 of this Guide, no additional Units will be credited for dividends that may be paid on the Company’s Common Stock.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 5.  AWARD ALLOCATION

5.1           Target Allocation Range

The attached Exhibit “A” shows by wage grade the range of the number of Units that an eligible Participant could be allocated with respect to the Performance Cycle (the “Target Allocation Range”).  Exhibit “A” also shows the midpoint for the Target Allocation Range for each wage grade.

5.2           Establishing the Target Allocation

No later than November 9, 2005, each Participant’s unit management will review the Participant’s most recent GOLD relative leadership assessment and, based upon that assessment, recommend the fixed percentage (from 0% – 150%) to be applied to the midpoint of the Target Allocation Range applicable to that Participant to determine the fixed number of Units that will be allocated to that Participant.

The unit management’s recommendation will be made to the CEO, except in the case of a Participant who is subject to Section 16 of the Exchange Act or a Covered Employee, in which case the recommendation is to be made to the Committee.

Prior to the first day of the Cycle, the fixed number of Units that are allocated to a Participant will be established by the CEO, except in the case of a Participant who is subject to Section 16 of the Exchange Act or a Covered Employee, in which case the fixed number of Units that are allocated to a Participant will be established by the Committee.  No change will be made to the fixed number of Units allocated to a Participant as a result of a promotion or demotion that occurs after the Units are allocated, provided the Participant remains eligible as of the first day of the Cycle.  Participants who become newly eligible after November 9, 2005 will be allocated the fixed number of Units that is equal to the midpoint of the Target Allocation Range applicable to that Participant.

The fixed number of Units allocated to a Participant prior to the start of the Performance Cycle is referred to herein as the “Target Allocation.”

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 6.  ESTABLISING PERFORMANCE FACTORS

6.1           Performance Criteria

The Committee has selected Digital Earnings from Operations as the “Performance Criteria” for purposes of establishing the Performance Goal for the Performance Cycle.

6.2           Performance Goal

No later than its regularly scheduled meeting for the month of February in the first year of the Performance Cycle, the Committee shall establish the target amount of Digital Earnings from Operations for each of the two calendar years of the Performance Cycle that, when aggregated, will serve as the “Performance Goal” for purposes of assessing the Company’s performance during the entire Performance Cycle.

The Committee will also establish the minimum aggregate amount of Digital Earnings from Operations for the two calendar years of the Performance Cycle (the “Minimum Performance Goal”) that will serve as the minimum actual Digital Earnings from Operations for the entire Performance Cycle that will be necessary in order for any amount of an Award to be considered to have been earned by the Participants for the Performance Cycle.

The Committee will cause the Performance Goal and the Minimum Performance Goal to be documented in an Exhibit “B” to this Administrative Guide.

6.3           Performance Formula

The “Performance Formula,” which will determine the amount of an Award that will be considered to have been earned by a Participant, is as follows:

Award Earned = Target Allocation x Applicable Performance Percentage

The Company’s actual Digital Earnings from Operations for the entire Performance Cycle in relation to the Performance Goal shall be used to determine the Applicable Performance Percentage.

No later than its regularly scheduled meeting for the month of February in the first year of the Performance Cycle, the Committee shall establish the specific formula by which the Applicable Performance Percentage will be determined.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

The Committee will cause the Performance Formula that is to be used to establish the Applicable Performance Percentage to be documented in an Exhibit “B” to this Administrative Guide.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 7.  DETERMINATION OF EARNED AWARDS

7.1           Certification

Following the completion of the Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goal for the Performance Cycle has been achieved.  If the Committee certifies that the Minimum Performance Goal has been achieved, it shall, based upon application of the Performance Formula to the Performance Goal for this Cycle, also calculate and certify in writing the Applicable Performance Percentage.  The Committee shall then determine and certify the actual amount of each Participant’s Award that has been earned for the Performance Cycle, with any fractional shares being rounded up to a whole share.

7.2           Negative Discretion

Notwithstanding any provision contained herein to the contrary, in determining the actual amount of an individual Award to be deemed earned for the Cycle, the Committee may, through the use of Negative Discretion, reduce or eliminate the amount of the Award that would otherwise be earned by application of the Performance Formula, if, in its sole judgment, such reduction or elimination is appropriate.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

ARTICLE 8.  PRECONDITIONS TO RECEIPT OF AN EARNED AWARD

8.1           Continuous Employment Until Payment

A Participant must remain continuously employed with the Company (in any wage grade) at all times from the first day of the Cycle through the Vesting Date in order to remain eligible for an Award.  If a Participant’s employment with the Company ceases during this period for any reason, the Participant will forfeit the entire number of Units that have been allocated to him or her for the Cycle (including any Units that are earned but not vested) and any dividend equivalents that have been credited to the Account pursuant to Article 10 hereof.  The limited exceptions to the requirements of this Section 8.1 are specified in Sections 8.2, 8.3 and 8.4 below.

8.2           Death, Disability, Retirement, or Termination for an Approved Reason before the Vesting Date

Notwithstanding any provision contained in this Article 8 to the contrary, if prior to the Vesting Date, a Participant’s employment with the Company ceases for an Approved Reason or as a result of his or her death, Disability or Retirement, and if such Participant had been employed with the Company for the entire first year of the two years in the Performance Cycle, such Participant shall be entitled to receive a pro-rata Award calculated according to the formula set forth in Section 8.5 below.

In the event a Participant’s employment with the Company ceases at any time during the first of the two years in the Performance Cycle (whether for an Approved Reason or as a result of his or her death, Disability or Retirement), the Participant will no longer be eligible for an Award for such Cycle and, consequently, will forfeit any and all rights to receive an Award for such Cycle.

For purposes of Section 9.1, the Vesting Date of a Participant entitled to receive a pro-rata Award pursuant to Section 8.2 shall be deemed to be the date the Committee has certified the Company’s performance for the entire Performance Cycle as provided in Section 7.1.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

8.3           Divestiture to a Kodak Joint Venture

Notwithstanding any provision contained in this Article 8 to the contrary, if prior to the Vesting Date, a Participant’s employment with the Company ceases as a result of the Company’s sale or other disposition to a Joint Venture of the business unit in which the Participant was employed, such Participant will be entitled to receive a pro-rata Award, calculated according to the formula set forth in Section 8.5 below, provided that (a) his or her employment with the Company ceases after the first of the two years in the Performance Cycle, and (b) such Participant is employed by either the Company or such Joint Venture at all times from the first day of the Cycle through the Vesting Date.

If either of the conditions (a) or (b) set forth in the prior paragraph are not met, a Participant whose employment with the Company ceases at any time prior to the Vesting Date as a result of the Company’s sale or other disposition to a Joint Venture of the business unit in which the Participant was employed, is no longer eligible for an Award for such Cycle and, consequently, will forfeit any and all rights to receive an Award for such Cycle.

8.4           Divestiture to an Unrelated Third Party

Notwithstanding any provision contained in this Article 8 to the contrary, if prior to the Vesting Date, a Participant’s employment with the Company ceases as a result of the Company’s sale or other disposition of the business unit in which the Participant was employed, to a corporation or other business entity in which the Company has no ownership interest, such Participant will be entitled to receive a pro-rata Award, calculated according to the formula set forth in Section 8.5 below, provided that his or her employment with the Company ceases after the first of the two years in the Performance Cycle.

A Participant whose employment with the Company ceases at any time during the first of the two years in the Performance Cycle as a result of the Company’s sale or other disposition of the business unit in which the Participant was employed, to a corporation or other business entity in which the Company has no ownership interest, is no longer eligible for an Award for such Cycle and, consequently, will forfeit any and all rights to receive an Award for such Cycle.

For purposes of Section 9.1, the Vesting Date of a Participant entitled to receive a pro-rata Award pursuant to Section 8.4 shall be deemed to be the date the Committee has certified the Company’s performance for the entire Performance Cycle as provided in Section 7.1.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

8.5           Pro-rata Award

The pro-rata Award to which a Participant may become entitled pursuant to the provisions of Sections 8.2, 8.3 or 8.4 shall be determined by applying a percentage to the amount of the Award that the Committee certifies according to Section 7.2 as the amount that would have been earned by the Participant after application of the Performance Formula for the entire Performance Cycle.  The percentage to be applied shall be determined by dividing the number of full months in the Performance Cycle prior to the Participant’s cessation of employment with the Company by the total number of full months in the Performance Cycle.  For purposes of this calculation, a partial month shall be treated as a full month to the extent of 15 or more days in such month have elapsed.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 9.  PAYMENT OF AWARDS

9.1           Timing of Award Payments

Awards that have been earned for this Cycle and any dividend equivalents that are credited to the Account pursuant to Article 10 shall be paid as soon as is administratively practicable after the Vesting Date, but in no event later than 90 days thereafter, by the procedure described in Section 9.3.  Participants cannot defer Awards.

9.2           Form of Payment of Awards

Awards for this Cycle including any dividend equivalents that are credited to the Account pursuant to Article 11 shall be paid in the form of shares of Common Stock in accordance with the procedure described in Section 9.3, subject to the terms, restrictions and conditions of the Plan and those set forth in this Administrative Guide.

9.3           Issuance of Shares of Common Stock

On the Award Payment Date, Kodak will subtract from a Participant's account the number of Units that are withheld for taxes under Section 11.6 below, and then, with respect to the remaining Units, promptly instruct its transfer agent to reflect, in an account of the Participant on the books of the transfer agent, the shares of Common Stock that are to be delivered to the Participant.  Upon the Participant’s request, the transfer agent will deliver to the Participant a stock certificate for the remaining number of shares of Common Stock held in that account of the Participant.

9.4           Non-Assignable

No Awards or any other payment under the Leadership Stock Program shall be subject in any manner to alienation, sale, transfer (except by will of the laws of descent and distribution), assignment, pledge or encumbrance, nor shall any Award by payable to any one other than the Participant to whom it was granted.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 10.  DIVIDEND EQUIVALENTS

10.1         Dividend Equivalents

In the event of the payment of any cash dividend on the Common Stock or any stock dividend (as defined in Section 305 of the Code) on the Common Stock with a record date occurring during the period beginning on the date the Committee certifies the amount of the Award that has been earned by the Participants and ending on the Vesting Date, a Participant’s Account shall be credited with additional Units.

The amount of such additional Units to be credited to each Participant who has earned an Award for this Cycle is as set forth in Section 10.2 and Section 10.3.  Any such additional Units will be credited as of the payment date for each such dividend.

10.2         Stock Dividends

The number of Units that shall be credited to the Account of such a Participant will equal the number of shares of Common Stock which the Participant would have received as stock dividends had the Participant been the owner on the record date for such stock dividend of the number of shares of the Common Stock equal to the number of Units credited to the Participant’s Account on such record date.  To the extent the Participant would have also received cash, in lieu of fractional shares of Common Stock, had the Participant been the record owner of such shares, for such stock dividend, then his or her Account shall also be credited with that number of Units, or fractions thereof, equal to such cash amount divided by the Fair Market Value of the Common Stock on the payment date for such dividend.

10.3         Cash Dividends

The number of Units that shall be credited to the Account of such a Participant shall be computed by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of Units credited to the Participant’s Account on the record date for such dividend and dividing the product thereof by the Fair Market Value of the Common Stock on the payment date for such dividend.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

10.4         Reorganization

If the Company undergoes a reorganization (as defined in Section 368(a) of the Code) during the period beginning on the date the Committee certifies the amount of the Award that has been earned by the Participants and ending on the Vesting Date, the Committee may, in its sole and absolute discretion, take whatever action it deems necessary, advisable or appropriate with respect to the Account of each Participant that has earned an Award in order to reflect such transaction, including, but not limited to, adjusting the number of Units credited to each such Participant's Account.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

 ARTICLE 11.  MISCELLANEOUS

11.1         Compliance with Laws

The obligations of the Company to issue Common Stock awarded pursuant hereto are subject to compliance with all applicable governmental laws, regulations, rules and administrative actions, including, but not limited to, the Securities Act of 1933, as amended, and the Exchange Act, and all rules promulgated thereunder.

11.2         Termination/Amendment

The Committee may suspend or terminate the Leadership Stock Program in whole or in part at any time.  In addition, the Committee may, at any time and from time to time, amend this Administrative Guide in any manner.

11.3         Section 162(m) of the Code

If any provision of this Administrative Guide would cause the Awards granted to a Covered Person not to constitute “qualified performance-based compensation” under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of, this Administrative Guide, but the other provisions hereof shall remain in full force and effect.  Further, if this Administrative Guide fails to contain any provision required under Section 162(m) in order to make the Awards granted hereunder to a Covered Employee be “qualified performance-based compensation,” then this Administrative Guide shall be deemed to incorporate such provision, effective as of the date of this Administrative Guide’s adoption by the Committee.

11.4         Participant’s Rights Unsecured

The amounts payable under this Administrative Guide shall be unfunded, and the right of any Participant or his or her estate to receive payment under this Administrative Guide shall be an unsecured claim against the general assets of the Company.  No Participant shall have the right to exercise any of the rights or privileges of a shareholder with respect to the Units credited to his or her Participant Account.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

11.5         No Guarantee of Tax Consequences

No person connected with the Leadership Stock Program or this Administrative Guide in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts paid to or for the benefit of a Participant or Beneficiary under the Leadership Stock Program, or that such tax treatment will apply to or be available to a Participant or Beneficiary on account of participation in the Leadership Stock Program.

11.6         Tax Withholding

Kodak will pay the taxes required to be withheld with respect to an Award under the Leadership Stock Program by reducing a portion of the Units otherwise due the Participant as a result of an Award.  The portion of the Units withheld will equal in amount the taxes required to be withheld.  The Units which are so withheld will be valued at the Fair Market Value of the Common Stock on the date of the payment of the Award.

11.7         Section 409A Compliance

The Awards described in this Administrative Guide are intended to comply with Section 409A of the Internal Revenue Code to the extent such arrangements are subject to that law, and this Administrative Guide shall be interpreted and administered consistent with such intention, and in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance.  The Company may unilaterally amend this Administrative Guide for purposes of compliance if, in its sole discretion, Kodak determines that such amendment would not have a material adverse effect with respect to Participants’ rights under the Administrative Guide.

As amended 01-01-2009

Administrative Guide for
2004-2005 Performance Cycle
Leadership Stock Program
under Section 13 (Performance Stock Program)
2000 Omnibus Long-Term Compensation Plan

EXHIBIT A - TARGET ALLOCATION RANGE (SECTION 5.1)

Intentionally Omitted

 EXHIBIT B - PERFORMANCE GOAL (SECTION 6.2) AND PERFORMANCE FORMULA (SECTION 6.3)

Intentionally Omitted

As amended 01-01-2009